UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

Eclipsys Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24539	65-0632092

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Clint Moore Road Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 322-4321

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Registrant is filing herewith the forms of Incentive and/or Non-Qualified Stock Option Agreement and Restricted Stock Agreement used by the Registrant in connection with option and restricted stock grants made under its Amended and Restated 2000 Stock Incentive Plan, as amended.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSYS CORPORATION
Date: December 1, 2004	By:	/s/ Brent A. Friedman
Brent A. Friedman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Incentive and/or Non-Qualified Stock Option Agreement

99.2	Form of Restricted Stock Agreement